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                                                                   EXHIBIT 10.13

                                 FIRST AMENDMENT
                                     TO THE
                                CHOICEPOINT INC.
                           2003 OMNIBUS INCENTIVE PLAN


         THIS AMENDMENT is made this 2nd day of February, 2004, by CHOICEPOINT INC., a Georgia corporation (the "Company"), to the CHOICEPOINT INC. 2003 OMNIBUS INCENTIVE PLAN (the "Plan").

         WHEREAS, the Company has previously adopted the Plan, and pursuant to
Section 25 thereof, has authorized the Management Compensation and Benefits Committee of the Company's Board of Directors (the "Committee") to amend the Plan; and,

         WHEREAS, the Committee deems it desirable to amend the Plan as reflected below; NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Section 2 of the Plan is hereby amended by adding the following sentence at the end of the definition of "Participant" contained in said section:

                  "This definition may only be expanded with the approval of the shareholders of the Corporation."

                                       2.

         Section 3 of the Plan is hereby amended by adding the following sentence at the end of subsection (a) of said section:

                  "Subject to the adjustments provided for in Section 13 below, the number of Common Shares which may be issued or transferred to Participants pursuant to the first sentence of this subsection (a) may only be increased with the approval of the shareholders of the Corporation."



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                                       3.

         Section 15 of the Plan is hereby amended by adding the following phrase at the end of the final sentence thereof:

                  "; provided, however, that any such action by the Committee with respect to the restriction period otherwise applicable to Option Rights will only be effective after approval of the Board in each case."

                                       4.

         The remaining provisions of the Plan are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Company has executed this First Amendment as directed by the Committee, effective the date first above noted.

                                         CHOICEPOINT INC.



                                         By:  /s/ John H. Karr
                                         ---------------------------------------
                                         Title:  V. P. Compensation
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